DEFINITIVE PROXY STATEMENT

SCHEDULE 14A INFORMATION

THE SECURITIES EXCHANGE ACT OF 1934

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VIASAT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6155 El Camino Real
Carlsbad, CA 92009

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Fellow Stockholder:

      The annual meeting of stockholders of ViaSat, Inc. will be held at the corporate offices of ViaSat at 6155 El Camino Real, Carlsbad, California on September 11, 2003 at 8:30 a.m. for the following purposes:

1. To elect two (2) directors for a three-year term to expire at the 2006 annual meeting of stockholders. The present Board of Directors of ViaSat has nominated and recommends for election as directors the following persons:

•	Dr. Robert W. Johnson

•	William A. Owens

2. To approve The Second Amended and Restated 1996 Equity Participation Plan of ViaSat, Inc. (the “Equity Plan”).

3. To transact any other business that may properly come before our annual meeting or any adjournment or postponement of the meeting.

      The Board of Directors has fixed the close of business on July 20, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement of the meeting.

      Accompanying this notice of annual meeting is a proxy. Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

      All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors

MARK D. DANKBERG
Chairman of the Board, President
and Chief Executive Officer

Carlsbad, California

July 28, 2003

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did you send me this proxy statement?
INFORMATION ABOUT OUR BOARD
PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
Vote Required; Recommendation of the Board of Directors
Board Committees
Compensation of Directors
Report of the Audit Committee of the Board
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Compensation
Compensation Committee Interlocks and Insider Participation
Compensation Committee Report on Executive Compensation
PROPOSAL 2:
Description of the Changes to the Equity Plan
Summary of the Equity Plan
Federal Income Tax Consequences
Plan Benefits
Compensation Plans
PERFORMANCE GRAPH
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(a) REPORTING
STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
OTHER MATTERS
ARTICLE III Granting of Options
ARTICLE IV Terms of Options
ARTICLE V Exercise of Options
ARTICLE VI Award of Restricted Stock
ARTICLE VII Performance Awards, Dividend Equivalents, Deferred Stock, Stock Payments
ARTICLE VIII Stock Appreciation Rights

6155 El Camino Real

Carlsbad, CA 92009

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

       The Board of Directors of ViaSat, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders to be held on September 11, 2003, at 8:30 a.m. at the corporate offices of ViaSat, 6155 El Camino Real, Carlsbad, California.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

      We sent you this proxy statement and the enclosed proxy card because ViaSat’s Board of Directors is soliciting your proxy to vote at the 2003 annual meeting of stockholders. This proxy statement summarizes the information you need to know to vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

      On or about July 30, 2003, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote. Only stockholders who owned ViaSat common stock at the close of business on July 20, 2003 are entitled to vote at the annual meeting. On this record date, there were 26,230,262 shares of ViaSat common stock outstanding. Common stock is our only class of stock entitled to vote. We are also sending along with this proxy statement our 2003 Annual Report, which includes our financial statements.

What am I voting on?

      Proposal 1: Election of Directors: The election of two (2) directors to serve a three-year term. The present Board of Directors of ViaSat has nominated and recommends for election as directors the following persons:

•	Dr. Robert W. Johnson

•	William A. Owens

      Proposal 2: Approval of The Second Amended and Restated 1996 Equity Participation Plan: A proposal to approve The Second Amended and Restated 1996 Equity Participation Plan of ViaSat, Inc. (the “Equity Plan”), which:

•	increases the number of shares authorized for issuance under the Equity Plan by 1,500,000 shares to a total of 7,600,000 shares,

•	specifically prohibits repricing of stock options without stockholder approval,

•	limits the number of shares which may be issued under the Equity Plan in the form of stock grants or upon settlement of stock appreciation rights to 250,000 shares,

•	increases the number of shares granted annually to our independent directors from 8,000 to 10,000, and

•	provides that no stock options may be granted at a price less than fair market value on the date of grant, and that no stock options will have a term longer than ten years.

How many votes do I have?

      Each share of ViaSat common stock that you own entitles you to one vote.

How do I vote by proxy?

      Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend or vote at the meeting.

      If you properly complete your proxy card and send it to us in time to vote, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares will be voted as recommended by the Board of Directors.

      If any other matter is presented at the annual meeting, your proxy will vote in accordance with his best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

May I revoke my proxy?

      If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	You may send in another signed proxy with a later date,

•	You may notify ViaSat’s Corporate Secretary, Gregory D. Monahan, in writing before the annual meeting that you have revoked your proxy, or

•	You may notify ViaSat’s Corporate Secretary in writing before the annual meeting and vote in person at the meeting.

How do I vote in person?

      If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on July 20, 2003, the record date for voting.

Can I vote via the Internet or by telephone?

      If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

What constitutes a quorum?

      The presence at the annual meeting, in person or by proxy, of a majority of our outstanding common stock, or approximately 13,115,132 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

      Proposal 1: Election of Directors. The two nominees for director that receive the most votes will be elected.

      Proposal 2: Approval of the Equity Plan. The affirmative vote of a majority of votes cast at the annual meeting is required.

      Voting results will be tabulated and certified by our transfer agent, Computershare Investor Services LLC.

What is the effect of abstentions and broker non-votes?

      Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum but not counted for any purpose in determining whether a proposal has been approved.

What are the costs of soliciting these proxies?

      We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

How do I obtain an Annual Report on Form 10-K?

      If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2003 that we filed with the Securities and Exchange Commission (“SEC”), we will send you one without charge. Please write to:

Investor Relations

ViaSat, Inc.

6155 El Camino Real, Carlsbad, CA 92009

or

ir@viasat.com

INFORMATION ABOUT OUR BOARD

Board of Directors

      The Board is responsible for establishing broad corporate policies and monitoring the overall performance of ViaSat. However, in accordance with corporate legal principles, the Board is not involved in the day-to-day operating matters. Members of the Board are kept informed of ViaSat’s business by participating in Board and committee meetings, by reviewing analyses and reports provided to them on a regular basis, and through discussions with senior management.

      During the fiscal year ended March 31, 2003, the Board of Directors held five meetings and the committees held nine meetings. In that year, each director attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board of Directors on which the director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has not designated a Nominating Committee. The functions normally performed by a Nominating Committee are performed by the entire Board of Directors.

PROPOSAL 1:

ELECTION OF DIRECTORS

      Our Board of Directors is divided into three classes with one class of our directors standing for election each year, generally for a three-year term. You are requested to vote for two nominees for director whose terms expire at this annual meeting and who will be elected for a new three-year term and until their successors are elected and qualified. The nominees are Dr. Robert W. Johnson and William A. Owens.

      If no contrary indication is made, proxies in the accompanying form are to be voted for Dr. Johnson and Mr. Owens or in the event that either Dr. Johnson or Mr. Owens is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by the Board of Directors to fill the vacancy. Dr. Johnson and Mr. Owens are members of the present Board of Directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three-Year Term Expiring at the

2006 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

Dr. Robert W. Johnson	53	Director
William A. Owens	63	Director

      DR. ROBERT W. JOHNSON has been a director of ViaSat since 1986. Dr. Johnson has worked in the venture capital industry since 1980, and has acted as an independent investor since 1988. Dr. Johnson currently serves as a director of Hi/fn Inc., a publicly-held company that manufactures semiconductors and software for networking and data storage industries. Dr. Johnson holds B.S. and M.S. degrees in Electrical Engineering from Stanford University and M.B.A. and D.B.A. degrees from Harvard Business School.

      WILLIAM A. OWENS has been a director of ViaSat since August 1998. Mr. Owens has been Chief Executive Officer and Chairman of Teledesic LLC, a publicly-held telecommunications company, and Chairman and Chief Executive Officer of affiliated Teledesic Holdings Ltd. since August 1998. Mr. Owens was President, Chief Operating Officer and Vice Chairman of Science Applications International Corporation (SAIC), a privately-held firm, from March 1996 to August 1998. From February 1994 to February 1996, Mr. Owens was Vice Chairman of the Joint Chiefs of Staff and the nation’s second-ranking military officer. Mr. Owens has also served as Deputy Chief of Naval Operations for Resources, Warfare Requirements and Assessments, Commander of the U.S. Sixth Fleet and Senior Military Assistant to the Secretary of Defense. Mr. Owens currently serves as a director of Telstra LTD, a publicly-held telecommunications and information services company; Metal Storm LTD, a publicly-held developer of electronic ballistics technology; British American Tobacco, a publicly-held international cigarette manufacturer; IDT Corporation, a publicly-held telecommunications services provider; Tibco Software, Inc., a publicly-held business software solutions provider; Nortel Networks, a publicly-held global supplier of networking solutions and communications services; Symantec Corporation, a publicly-held provider of network security software; Polycom, Inc., a publicly-held communications equipment provider; Biolase Inc. a publicly-held dental technology company; Microvision, Inc. a publicly-held optical technology company; and VoteHere, Inc., a privately-held provider of secure electronic and online voting systems. Mr. Owens holds a B.S. degree in Mathematics from the U.S. Naval Academy, B.A. and M.A. degrees in politics, philosophy and economics from Oxford University, and a M.S. degree in Management from George Washington University.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring at the 2004 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

B. Allen Lay	68	Director
Dr. Jeffrey M. Nash	55	Director

      B. ALLEN LAY has been a director of ViaSat since 1996. From 1983 to 2001, he was a General Partner of Southern California Ventures, a venture capital company. From 2001 to the present he has acted as a consultant to the venture capital industry. Mr. Lay is currently a director of Physical Optics Corporation, a privately-held optical systems company; Waveband Corporation, a privately-held wave scanning antenna company; Oakgrove Systems, a privately-held software applications company; and DolphinSearch Inc., a privately-held data search company.

      DR. JEFFREY M. NASH joined ViaSat as a director in 1987. Since 1994, he has been President of Digital Perceptions Inc., a privately-held consulting and software development firm serving the defense, remote sensing, communications, aviation and commercial computer industries. From August 1995 until December 1997, he was President, Chief Executive Officer and a director of TransTech Information Management Systems, Inc., a privately-held company that provided software and mobile systems for the automobile towing and recovery industry. In addition to his role at ViaSat, Dr. Nash serves as a director of three San Diego-based companies: Pepperball Technologies, Inc. (formerly JAYCOR Tactical Systems, Inc.), a privately-held manufacturer of non-lethal personal defense equipment for law enforcement and security agencies; ORINCON Corporation, a privately-held defense and national security services and software company; and REMEC, Inc., a publicly-held worldwide manufacturer of microwave components for defense, commercial communications and related applications.

Term Expiring at the 2005 Annual Meeting of Stockholders

Name	Age	Present Position with ViaSat

Mark D. Dankberg	48	Chairman, President and Chief Executive Officer
Michael B. Targoff	59	Director

      MARK D. DANKBERG was a founder of ViaSat and has served as Chairman of the Board, President and Chief Executive Officer of ViaSat since its inception in May 1986. Mr. Dankberg also serves as a director of REMEC, Inc., a publicly-held worldwide manufacturer of microwave components for defense, commercial communications and related applications; and TrellisWare Technologies, Inc., a privately-held subsidiary of ViaSat that develops advanced signal processing technologies for communication applications. Prior to founding ViaSat, he was Assistant Vice President of M/A-COM Linkabit, a manufacturer of satellite telecommunications equipment, from 1979 to 1986 and Communications Engineer for Rockwell International Corporation from 1977 to 1979. Mr. Dankberg holds B.S.E.E. and M.E.E. degrees from Rice University.

      MICHAEL B. TARGOFF has been a director of ViaSat since February 2003. He is a founder of Michael B. Targoff and Co., a company that seeks active or controlling investments in telecommunications and related industry companies. From its formation in January 1996 through January 1998, Mr. Targoff was President and Chief Operating Officer of Loral Space & Communications Limited. Before that time, Mr. Targoff was Senior Vice President of Loral Corporation. Mr. Targoff was also President and is a director of Globalstar Telecommunications Limited, the company that is the public owner of Globalstar, a global mobile satellite system. Mr. Targoff is a director of Leap Wireless International, Inc., a publicly-held wireless communication service provider, and Infocrossing, Inc., a publicly-held provider of information technology and business process outsourcing solutions. Mr. Targoff is also Chairman of the Board of Directors of two small privately-held telecommunications companies. Before joining Loral Corporation in 1981, Mr. Targoff was a Partner in the New York law firm of Willkie Farr & Gallagher. Mr. Targoff holds a B.A. from Brown University and a J.D. from Columbia University School of Law, where he was a Hamilton Fisk Scholar and Editor of the Columbia Journal of Law and Social Problems.

Vote Required; Recommendation of the Board of Directors

      If a quorum is present and voting at the annual meeting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will be counted only for purposes of determining a quorum.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR DR. JOHNSON AND MR. OWENS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

Board Committees

      Audit Committee. The Board of Directors has an Audit Committee currently consisting of Dr. Johnson, Mr. Lay and Dr. Nash. In accordance with the rules of The Nasdaq Stock Market, the Board of Directors adopted a formal written Audit Committee Charter in 2000. The Board of Directors revised the charter in 2003, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee Charter specifies that the principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting and systems of internal controls, our financial reporting practices, the quality and integrity of our financial reports and the independence and performance of our outside auditor. The Audit Committee held six meetings during fiscal year 2003.

      Compensation Committee. The Board of Directors has a Compensation Committee currently consisting of Drs. Johnson and Nash. The responsibilities of the Compensation Committee include, among other things, reviewing, approving and reporting to the Board of Directors the compensation policies with respect to our executive officers, reviewing and making recommendations regarding the overall compensation policy, and administering our stock based compensation plans. The Compensation Committee held three meetings during fiscal year 2003.

Compensation of Directors

      Members of the Board of Directors are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees. Each independent director is paid an annual fee of $12,000. In addition, each independent director is paid $2,000 for participation in each regular meeting of the Board of Directors and $1,000 for participation in each committee meeting as a regular committee member, or $1,500 for participation in each committee meeting as a committee chairperson. The fee paid to each director for participation via telephone for each regular meeting or each committee meeting is one-half of the regular fee. Each independent director at the time of initial election to the Board of Directors is granted an option to purchase 15,000 shares of our common stock and on the date of each subsequent annual meeting of stockholders is granted an option to purchase 8,000 shares of our common stock (which would increase to 10,000 shares if the amended and restated Equity Plan is approved in Proposal 2).

Report of the Audit Committee of the Board

      The Audit Committee is comprised solely of independent directors, as defined in Rule 4200 of the listing standards of the National Association of Securities Dealers, and it operates under the Audit Committee Charter. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. In 2003, the Audit Committee evaluated its existing charter in light of recent developments and changing market practices with respect to the role of the Audit Committee and decided to amend and restate the charter. A copy of the amended Audit Committee Charter is attached to the proxy statement as Appendix A.

      The Audit Committee oversees ViaSat’s financial reporting process on behalf of the Board. The purpose of the Audit Committee is the general oversight of ViaSat’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of ViaSat’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. ViaSat’s independent auditing firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the consolidated financial statements of ViaSat and expressing an opinion as to their conformity with generally accepted accounting standards.

      Among other matters, the Audit Committee monitors the activities and performance of ViaSat’s independent auditor, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace ViaSat’s independent auditors. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of ViaSat’s financial, accounting and internal controls.

      In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just acceptability, of the accounting principles, reasonableness of significant judgment, and clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditor, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. In addition, the independent auditor represented that its presentations included the matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

      ViaSat’s independent auditor also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent auditor that firm’s independence.

      Based on the review and discussions noted above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that ViaSat’s audited financial statements be included in ViaSat’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003, and be filed with the Securities and Exchange Commission.

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ViaSat specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Respectfully submitted,

Robert W. Johnson
B. Allen Lay
Jeffrey M. Nash

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table provides information regarding the ownership of ViaSat’s common stock as of July 20, 2003 by: (1) each director and nominee for director, (2) each of the Named Executive Officers (as defined below), (3) all executive officers and directors of ViaSat as a group, and (4) all other stockholders known by ViaSat to be beneficial owners of more than five percent (5%) of its common stock. Unless otherwise indicated, the address for each of the stockholders listed below is c/o ViaSat, Inc., 6155 El Camino Real, Carlsbad, California 92009.

	Amount and Nature of	Percent Beneficial
Name or Group(1)	Beneficial Ownership(2)	Ownership(%)

Directors and Officers:
Mark D. Dankberg(3)	1,773,785	6.8
Robert W. Johnson	581,831	2.2
Gregory D. Monahan	412,123	1.6
B. Allen Lay(4)	398,063	1.5
Jeffrey M. Nash	367,247	1.4
Richard A. Baldridge	148,000	*
Robert L. Barrie	147,146	*
Stephen W. Cable	88,621	*
William A. Owens	36,335	*
Michael B. Targoff	—	*
All directors and executive officers as a group (14 persons)	5,633,362	21.0

Other 5% Stockholders:
Royce and Associates LLC(5) 1414 Avenue of the Americas New York, NY 10019	2,634,200	10.1
Franklin Resources, Inc.(6) One Franklin Parkway, Bldg. 920 San Mateo, CA 94403	1,800,764	6.9
Reed Conner & Birdwell LLC(7) 11111 Santa Monica Blvd., Ste 1700 Santa Monica, CA 90025	1,422,715	5.4

*	Less than 1%

(1)	The information regarding beneficial ownership of ViaSat common stock has been presented according to rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership of ViaSat common stock includes any shares as to which a person has sole or shared voting power or investment power and also any shares that a person has the right to acquire within 60 days through the exercise of any stock option or other right. Under California and some other state laws, personal property owned by a married person may be community property that either spouse may manage and control. ViaSat has no information as to whether any shares shown in this table are subject to community property laws.

(2)	Includes the following shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of July 20, 2003: Mr. Dankberg — 124,001 option shares; Dr. Johnson — 52,335 option shares; Mr. Monahan — 34,000 option shares; Mr. Lay — 29,335 option shares; Dr. Nash — 21,334 option shares; Mr. Baldridge — 148,000 option shares; Mr. Barrie — 137,200 option shares; Mr. Cable — 79,800 option shares; and Mr. Owens — 36,335 option shares.

(3)	Includes 3,039 shares of common stock held by Mr. Dankberg’s children. Mr. Dankberg disclaims beneficial ownership of all these securities.

(4)	Includes (a) 30,400 shares of common stock held by Lay Charitable Remainder Unitrust, and (b) 90,506 shares of common stock held by Lay Living Trust.

(5)	The ownership information shown is based solely on information contained in Amendment No. 1 to Schedule 13G dated February 6, 2003 filed with the SEC by Royce and Associates LLC (“Royce”) with respect to ownership of shares of common stock, which indicated that Royce has sole dispositive power with respect to 2,634,200 shares. Royce, a registered investment adviser, is deemed to be the beneficial owner of such shares as a result of acting as investment adviser to various registered investment companies.

(6)	The ownership information shown is based solely on information contained in Schedule 13G dated February 12, 2003, filed with the SEC by Franklin Resources, Inc., (“Franklin”), Charles B. Johnson, and Rupert H. Johnson, Jr., which filing indicates that one or more open- or closed-end investment companies or other managed accounts that are advised by direct and indirect investment advisory subsidiaries of Franklin have sole voting and sole dispositive power with respect to 1,800,764 shares. Messrs. Johnson and Johnson are principal shareholders of Franklin.

(7)	The ownership information shown is based solely on information contained in Schedule 13G dated February 14, 2003 filed with the SEC by Reed Conner & Birdwell LLC (“RCB”) with respect to ownership of shares of common stock which indicated that RCB has sole dispositive power with respect to 1,422,715 shares. RCB, a registered investment adviser, is deemed to be the beneficial owner of such shares as a result of acting as investment adviser to various registered investment companies.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

      The information provided below is submitted with respect to each of ViaSat’s executive officers.

Name	Age	Present Position with ViaSat

Mark D. Dankberg	48	Chairman of the Board, President and Chief Executive Officer
Richard A. Baldridge	45	Executive Vice President and Chief Operating Officer
Steven R. Hart	50	Vice President — Engineering and Chief Technical Officer
Mark J. Miller	43	Vice President and Chief Technical Officer
Gregory D. Monahan	58	Vice President — Administration, General Counsel and Secretary
Ronald G. Wangerin	36	Vice President and Chief Financial Officer
Robert L. Barrie	59	Vice President — Operations
Stephen W. Cable	48	Vice President & General Manager — Broadband Systems
Cathy A. Akin	52	Vice President — Human Resources

      MARK DANKBERG was a founder of ViaSat and has served as Chairman of the Board, President and Chief Executive Officer of ViaSat since its inception in May 1986. For a more detailed discussion of Mr. Dankberg’s business experience, see “Proposal 1: Election of Directors” above.

      RICHARD A. BALDRIDGE joined ViaSat in April 1999 as Vice President and Chief Financial Officer. From September 2000 to August 2002, Mr. Baldridge served as Executive Vice President, Chief Operating Officer and Chief Financial Officer. He currently serves as Executive Vice President and Chief Operating Officer of ViaSat. Prior to joining ViaSat, Mr. Baldridge served as Vice President and General Manager of Raytheon Corporation’s Training Systems Division from January 1998 to April 1999. From June 1994 to December 1997, Mr. Baldridge served as Chief Operating Officer, Chief Financial Officer and Vice President — Finance and Administration for Hughes Information Systems and Hughes Training Inc., prior to their acquisition by Raytheon in 1997. Mr. Baldridge’s other experience includes various senior financial management roles with General Dynamics Corporation. Mr. Baldridge also serves as a director of Jobs for America’s Graduates and the National Alliance of Business (NAB). Mr. Baldridge holds a B.S. degree in Business Administration, with an emphasis in Information Systems, from New Mexico State University.

      STEVEN R. HART was a founder of ViaSat and has served as Vice President — Engineering and Chief Technical Officer since March 1997, as Vice President and Chief Technical Officer since 1993 and as Engineering Manager since 1986. Prior to joining ViaSat, Mr. Hart was a Staff Engineer and Manager at M/A-COM Linkabit from 1982 to 1986. Mr. Hart holds a B.S. in Mathematics from the University of Nevada, Las Vegas and a M.A. in Mathematics from the University of California, San Diego.

      MARK J. MILLER was a founder of ViaSat and has served as Vice President and Chief Technical Officer of ViaSat since 1993 and as Engineering Manager since 1986. Prior to joining ViaSat, Mr. Miller was a Staff Engineer at M/A-COM Linkabit from 1983 to 1986. Mr. Miller holds a B.S.E.E. degree from the University of California, San Diego and a M.S.E.E. degree from the University of California, Los Angeles.

      GREGORY D. MONAHAN has served as Vice President, General Counsel and Secretary of ViaSat since April 1999 and as Vice President, Chief Financial Officer and General Counsel from December 1988 to April 1999. Prior to joining ViaSat, Mr. Monahan was Assistant Vice President of M/A-COM Linkabit from 1978 to 1988. Mr. Monahan holds a J.D. degree from the University of San Diego and B.S.M.E. and M.B.A. degrees from the University of California, Berkeley.

      RONALD G. WANGERIN joined ViaSat in August 2002 as Vice President and Chief Financial Officer. Prior to joining ViaSat, Mr. Wangerin served as Vice President, Chief Financial Officer, Treasurer, and Secretary at NexusData Inc., a privately-held wireless data collection company, from 2000 to 2002. From 1997 to 2000, Mr. Wangerin held several positions at Hughes Training, Inc., a subsidiary of Raytheon Company, including Vice

President and Chief Financial Officer. Mr. Wangerin worked for Deloitte & Touche LLP from 1989 to 1997. Mr. Wangerin holds a B.S. in Accounting and a Masters of Accounting from the University of Southern California.

      ROBERT L. BARRIE joined ViaSat in January 1997 as Vice President of Operations. Prior to joining ViaSat, Mr. Barrie was Vice President of Operations at Pacific Communications Sciences Inc. from 1987 to 1996. Mr. Barrie served in several positions at OAK Communications, Inc. from 1980 to 1986 including Vice President  — Program Management. Mr. Barrie was a Vice President at LaPointe Industries from 1969 to 1980. Mr. Barrie holds a B.S. degree in Business from Charter Oak State College and an M.B.A. from National University.

      STEPHEN W. CABLE has served as Vice President & General Manager — Broadband Systems of ViaSat since September 2000 and as Vice President — Strategic Development from October 1998 to September 2000. Prior to joining ViaSat, Mr. Cable served as Director of Satcom Systems of Rockwell International Corporation’s Collins Government Systems Division from September 1997 to October 1998. From October 1994 to August 1997, Mr. Cable held various positions with Rockwell in its Communications Systems Division, including Director of Advanced Programs, Director of Engineering, Acting General Manager, Vice President  — Rockwell Global Wireless and Chairman of the Strategic Planning Council for the Communications Systems Division. Mr. Cable holds B.S.E.E. and M.S.E. degrees in Electrical Engineering from Rice University.

      CATHY B. AKIN joined ViaSat in September 2000 as Vice President of Human Resources. Prior to joining ViaSat, Ms. Akin was Vice President of Human Resources at DataWorks/Epicor Software from 1998 to 2000. From 1996 to 1998, Ms. Akin served as the Director of Human Resources for Uniden. Ms. Akin was also the Director of Human Resources for Spectragraphics from 1993 to 1996. Ms. Akin was the first President of the San Diego Tech Force, a consortium of companies whose charter is to attract high technology candidates to the San Diego area, and serves as an industry representative on the Workplace Learning and Rewards Subcommittee of San Diego’s first High Tech High School. Ms. Akin holds a B.S. degree in Business Management from San Diego State University.

Executive Compensation

      The following table provides summary information concerning compensation paid by us to, or on behalf of, our Chief Executive Officer and each of our four other most highly compensated executive officers (collectively, the “Named Executive Officers”). Unless otherwise indicated, all references in this proxy statement to a fiscal year refer to the fiscal year ending on March 31. For example, references to fiscal year 2003 refer to the fiscal year beginning on April 1, 2002 and ending on March 31, 2003.

Summary Compensation Table

					Long-Term
					Compensation
					Awards

		Fiscal Year			Number of
		Compensation			Securities
	Fiscal				Underlying	All Other
Name	Year	Salary		Bonus	Options	Compensation(1)

Mark D. Dankberg	2003	$355,769		$160,000	—	$5,600
Chairman, President and	2002	384,230	(2)	185,000	80,000	5,815
Chief Executive Officer	2001	330,000		102,000	60,000	5,211
Richard A. Baldridge	2003	269,712	(2)	77,900	—	41,704	(3)
Executive Vice President and	2002	275,000		110,000	50,000	30,995	(3)
Chief Operating Officer	2001	250,000		63,000	35,000	30,535	(3)
Robert L. Barrie	2003	191,538		47,500	—	5,384
Vice President — Operations	2002	200,000		55,000	20,000	5,581
	2001	190,000		42,000	20,000	5,150
Stephen W. Cable	2003	187,500		50,000	—	5,100
Vice President — Broadband Systems	2002	195,000		60,000	20,000	4,925
	2001	158,000		33,000	17,500	22,170	(3)
Gregory D. Monahan	2003	191,250		45,000	—	5,500
Vice President,	2002	195,000		55,000	20,000	5,450
General Counsel and Secretary	2001	175,000		42,000	22,500	5,095

(1)	All other compensation consists only of matching 401(k) contributions by ViaSat, unless indicated otherwise.

(2)	Includes vacation pay out of $14,230 for Mark Dankberg in 2002 and $10,517 for Richard Baldridge in 2003.

(3)	Includes reimbursement of relocation expenses. Mr. Baldridge was reimbursed $36,298 for such expenses in fiscal year 2003.

Stock Options During Last Fiscal Year

      There were no grants of stock options made during fiscal year 2003 to any of our Named Executive Officers.

      The following table provides information concerning exercises of stock options by each of our Named Executive Officers, and the number of options and value of unexercised options held by each such person at March 31, 2003.

			Number of Securities		Value of Unexercised
	Number of		Underlying Unexercised		In-the-Money Options
	Shares		Options at Year-End		at Year-End(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Mark D. Dankberg	—	—	112,001	117,999	$257,823	$56,577
Richard A. Baldridge	—	—	120,000	125,000	598,080	398,720
Robert L. Barrie	—	—	135,200	34,800	660,120	7,200
Stephen W. Cable	—	—	79,800	44,500	443,744	120,240
Gregory D. Monahan	—	—	34,000	29,500	62,640	—

(1)	The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price at March 31, 2003.

Compensation Committee Interlocks and Insider Participation

      During fiscal year 2003, the Compensation Committee was comprised of Drs. Johnson and Nash. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board of Directors is responsible for administering our compensation policies and practices and approves all elements of compensation for our executive officers. The Compensation Committee reports regularly to the full Board of Directors on its activities. In general, the compensation policies adopted by the Compensation Committee are designed to provide competitive levels of compensation to:

•	attract and retain executives capable of achieving our business objectives, and

•	motivate our executives to enhance long-term stockholder value.

Executive Officer Compensation

      Our executive compensation program is comprised of base salary, annual cash incentive bonus and long-term incentive compensation in the form of stock option grants at current market prices. We expect to offer other forms of long-term incentive compensation, such as restricted stock grants, as part of our future executive compensation program.

      Our compensation program for executive officers is designed to provide a total compensation level (including both annual and long-term incentives) that is competitive with surveyed companies. For executive officers recently recruited by us, annual compensation rates and long-term incentive awards reflect amounts necessary to attract them to our company. The compensation program is benchmarked by using surveys of companies in the high technology industry with similar revenues and/or prospects. These companies, which are representative of the firms we compete with for executive talent and have jobs similar to those at our company in magnitude, complexity and scope of responsibility, form the basis for the survey group used by the Compensation Committee.

Components of Executive Compensation

•	Base salary is established by the Compensation Committee based on an executive’s job responsibilities, level of experience, individual performance and contribution to our company, as well as information obtained from surveys. The Compensation Committee believes that the executives’ base salaries are at competitive levels relative to the various markets from which our company attracts its executive talent.

•	Annual cash incentive bonus is established by the Compensation Committee at the end of the fiscal year and is based on our company’s performance, individual performance, and compensation surveys. Bonuses awarded in prior years are also taken into consideration. The bonuses are at risk and are not arithmetically derived using a bonus formula.

•	Long-term incentives may include awards of stock options, restricted stock, and performance awards. The objective for the awards is to closely align executive interests with the longer-term interests of stockholders. These awards, which are at risk and dependent on the creation of incremental stockholder value or the attainment of cumulative financial targets over several years, represent a significant portion of the total compensation opportunity provided for the executive officers. Award sizes are based on individual performance, level of responsibility, the individual’s potential to make significant contributions to our company, and award levels at other companies in the survey group. Long-term incentives granted in prior years are also taken into consideration.

Compensation for the Chairman and Chief Executive Officer

      Based on the framework described above, the Compensation Committee determines the CEO’s compensation by judging his individual contributions to ViaSat’s business, level of responsibility, and career experience.

The Compensation Committee does not believe that narrow quantitative measures or formulas are sufficient for determining Mr. Dankberg’s compensation. The Compensation Committee does not give specific weights to the factors considered, but the primary factor is the CEO’s individual contribution to the business. The Compensation Committee recognizes Mr. Dankberg’s contributions to ViaSat’s business performance during fiscal year 2003. Considering all the factors, the Compensation Committee believes the combination of Mr. Dankberg’s base salary, annual cash bonus and long-term incentives is appropriately positioned relative to the CEO’s of other comparable U.S. based companies.

Deductibility of Compensation in Excess of $1 Million Per Year

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s Chief Executive Officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if specific requirements are met. For 2003 and 2004, we do not anticipate that there will be nondeductible compensation for the positions in question. The Compensation Committee plans to continue to review the matter for 2004 and future years in order to determine the extent of possible modification to our compensation arrangements.

Compensation Committee
Robert W. Johnson
Jeffrey M. Nash

PROPOSAL 2:

APPROVAL OF THE SECOND AMENDED AND RESTATED

1996 EQUITY PARTICIPATION PLAN

      ViaSat originally adopted The 1996 Equity Participation Plan in 1996. The Board of Directors recently approved an amendment and restatement of such plan in the form of The Second Amended and Restated 1996 Equity Participation Plan (the “Equity Plan”), subject to stockholder approval. No options or other awards under the Equity Plan have been granted contingent upon stockholder approval of the amended and restated plan. At July 23, 2003, the closing sales price of our common stock was $14.27 per share.

      The following is only a summary of the Equity Plan and is qualified in its entirety by reference to the full text of the Equity Plan (as proposed to be amended), a copy of which is attached to this proxy statement as Appendix B.

Description of the Changes to the Equity Plan

     1. Increase in Number of Shares Available

      The amendment and restatement of the Equity Plan would increase the number of shares of our common stock available for issuance under the Equity Plan by 1,500,000 shares from 6,100,000 shares to 7,600,000 shares.

      The Board of Directors believes that our policy of encouraging stock ownership by our officers, employees and directors has been and will continue to be a positive factor in our growth and success by enabling us to attract and retain officers, employees and directors to stimulate their efforts towards achievement of our objectives and to align their interests with those of our stockholders. The Board of Directors proposes to increase the number of shares available for options under the Equity Plan to make certain there are sufficient shares available for options and other awards. At July 20, 2003, there were 762,423 shares available for issuance under the Equity Plan, which the Board believes is insufficient to meet our requirements during the next year. The number of shares needed for future options and other awards is, of course, uncertain and depends on a number of factors, including the number of additional employees hired and directors engaged (which will be related to growth and to employee turnover) and the need to continue to provide equity incentives to existing officers, employees and directors.

      The Board of Directors recognizes the possible dilutive effect on our stockholders. However, it believes, on balance, that the incentive that can be provided by the opportunity to participate in ViaSat’s growth through the granting of stock options and other awards is important to ViaSat’s success and, accordingly, will benefit ViaSat’s stockholders and ViaSat’s business.

     2. Increase in Annual Option Grants to Independent Directors

      Under the amended and restated Equity Plan, the annual option grants to independent directors would be increased from options to purchase 8,000 shares to 10,000 shares. The Board of Directors believes this increase is necessary to attract and retain qualified independent directors in today’s environment.

     3. Other Changes

      The amended and restated Equity Plan also contains additional features that the Board of Directors believes will more closely align the terms of the Equity Plan with stockholder interests. In particular, the Equity Plan contains the following changes:

•	limits the number of shares issuable as performance awards, deferred stock, dividend equivalents, stock appreciation rights, stock payments and restricted stock to 250,000 shares,

•	specifically prohibits option repricing without stockholder approval, and

•	requires that all non-qualified stock options (1) be granted at an option price which is not less than fair market value of the shares on the date of grant, and (2) have a term no longer than ten years.

Summary of the Equity Plan

      The following is a summary of the Equity Plan as amended and restated.

      General Nature and Purpose. The Equity Plan was adopted (1) to further our growth, development and financial success by providing additional incentives to some of our key employees who have been or will be given responsibility for the management or administration of our business affairs, by assisting them to become owners of our capital stock and thus to benefit directly from our growth, development and financial success, and (2) to enable us to retain the services of the type of professional, technical and managerial employees considered essential to our long-range success, by providing and offering them the opportunity to become owners of our capital stock. The Equity Plan provides for the grant to our executive officers, other key employees, consultants and non-employee directors of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards.

      Administration. The Compensation Committee of the Board of Directors administers the Equity Plan. In addition to administering the Equity Plan, the Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Equity Plan.

      Shares Subject to Equity Plan. The Equity Plan currently provides for the issuance of up to 6,100,000 shares of our common stock and, if the amendment and restatement to the Equity Plan is approved, will provide for the issuance of up to 7,600,000 shares of our common stock. No more than 500,000 shares may be subject to options or stock appreciation rights for any one individual. To the extent that an option, or any other right to acquire shares under the Equity Plan, expires or is cancelled, then such shares are added back to the Equity Plan and may again be subject to options or other grants under the Equity Plan. The number of shares subject to the Equity Plan, and the limitations on the number of shares subject to grants and awards under the Equity Plan, may in the discretion of the Compensation Committee be adjusted to reflect changes in our capitalization or certain corporate events which are described more fully in the Equity Plan, but include stock splits, recapitalizations, reorganizations and reclassifications.

      Eligibility. Any employee or consultant selected by the Compensation Committee is eligible to receive options under the Equity Plan. The Compensation Committee, in its absolute discretion, will determine (1) among the eligible participants the individuals to whom options, restricted stock purchase rights and performance awards are to be granted, (2) the number of shares to be granted, and (3) the terms and conditions of the grants.

      Grant of Options. The Compensation Committee will from time to time, in its absolute discretion, determine (1) the number of shares to be subject to options granted to selected employees and consultants, (2) whether the options are to be incentive stock options or non-qualified stock options, and (3) the terms and conditions of the options, in a manner consistent with the Equity Plan.

      During the term of the Equity Plan, a person who is initially elected to the Board of Directors and who is an independent director at that time is automatically granted an option to purchase 15,000 shares of common stock and an option to purchase 10,000 shares of common stock on the date of each subsequent annual meeting of stockholders.

      Purchase Price of Optioned Shares. The price per share of the shares subject to each option is set by the Compensation Committee. However, the price per share cannot be less than fair market value. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of ViaSat or any subsidiary or parent corporation of ViaSat the price cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted.

      Terms of Options. The term of an option is set by the Compensation Committee in its discretion. However, options granted under the Equity Plan may not be exercised more than ten years after the date of grant. In the case of incentive stock options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of ViaSat, the term may not exceed five years. Except as limited by the Equity Plan or applicable law, the Compensation Committee may extend the term of any outstanding option in connection with any termination of employment or termination of consultancy of the optionee, or amend any other term or condition of the option relating to a termination.

      Exercise of Options. Upon the exercise of an option under the Equity Plan, the optionee must make full cash payment to the Corporate Secretary of ViaSat for the shares with respect to which the option, or portion of the option, is exercised. However, the Compensation Committee may in its discretion allow various forms of payment, which are described in the Equity Plan.

      Other Stock Awards. The Equity Plan allows for various other awards including restricted stock, performance awards, dividend equivalents, deferred stock, stock payments, and stock appreciation rights. There have not been any of these awards granted since the inception of the Equity Plan. No more than 250,000 shares may be issued as restricted stock, performance awards, dividend equivalents, deferred stock, stock payments, and upon settlement of stock appreciation rights.

      Amendment and Termination of the Plan. The Equity Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors or the Compensation Committee. However, without approval of the stockholders of ViaSat, the Equity Plan may not be amended to (1) increase the maximum number of shares issuable upon exercise of options granted under the Equity Plan and (2) no action of the Board of Directors or the Compensation Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

      Grants in 2002 and 2003. Options to purchase 985,150 shares of common stock were granted in fiscal year 2002 and 858,249 shares of common stock were granted in fiscal year 2003 under the Equity Plan. See “Executive Compensation and Other Information” above for more information regarding the options granted to some of our executive officers under the Equity Plan in fiscal years 2002 and 2003.

Federal Income Tax Consequences

      The following is a general discussion of the principal tax considerations for both ViaSat and the recipients of the various awards under the Equity Plan, and is based upon the tax laws and regulations of the United States existing as of the date hereof, all of which are subject to modification at any time. The following discussion is intended for general information only. The tax consequences described below are subject to the limitations of Section 162(m) of the Internal Revenue Code (the “Code”), as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Options

      Consequences to Employees: Incentive Stock Options. No income is recognized for federal income tax purposes by an optionee at the time an incentive stock option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an incentive stock option. If the optionee makes no disposition of the common stock received upon exercise within two years from the date such option was granted or one year from the date the option is exercised, the optionee will recognize capital gain or loss when he or she disposes of the common stock depending on the length of the holding period. This gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the common stock at the time of disposition. The exercise of an incentive stock option will give rise to an item of adjustment that may result in alternative minimum tax liability for the optionee.

      If the optionee disposes of the common stock acquired upon exercise of an incentive stock option within two years after being granted the option or within one year after acquiring the common stock, any amount realized from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent that (1) the lesser of (a) the fair market value of the shares on the date the incentive stock option was exercised or (b) the fair market value at the time of such disposition exceeds (2) the incentive stock option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the length of time the shares have been held.

      The use of stock acquired through exercise of an incentive stock option to exercise an incentive stock option will constitute a disqualifying disposition if the applicable holding period requirement has not been satisfied.

      Consequences to Employees: Non-Qualified Stock Options. No income is recognized by a holder of a non-qualified stock option at the time a non-qualified stock option is granted. In general, at the time shares of common stock are issued to a holder pursuant to exercise of a non-qualified stock option, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price.

      A holder will recognize gain or loss on the subsequent sale of common stock acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the selling price and the tax basis of the common stock, which will include the price paid plus the amount included in the holder’s income by reason of the exercise of the non-qualified stock option. Provided the shares of common stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term, or long-term capital gain or loss depending upon the length of time the shares have been held.

      Consequences to ViaSat: Incentive Stock Options. We will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive stock option. There are also no federal income tax consequences to us as a result of the disposition of common stock acquired upon exercise of an incentive stock option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, we will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee as ordinary income.

      Consequences to ViaSat: Non-Qualified Stock Options. Generally, we will be entitled to a deduction for federal income tax purposes in the year and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of a non-qualified stock option.

Restricted Stock

      Generally, a participant in the Equity Plan will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the participant will be taxed on the difference between the fair market value of the common stock and the amount the participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Equity Plan may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture and the participant would otherwise be taxable under Code Section 83. ViaSat will be eligible for a tax deduction as a compensation expense at the time the participant recognizes income equal to the amount of income recognized.

Stock Appreciation Rights

      A participant will not be taxed upon the grant of a stock appreciation right. Upon the exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the stock received upon exercise. At the time of exercise, ViaSat will be eligible for a tax deduction as a compensation expense equal to the amount that the participant recognizes as ordinary income.

Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments

      The participant will have ordinary income upon receipt of stock or cash payable under a performance award, dividend equivalents, deferred stock and stock payments. ViaSat will be eligible for a tax deduction as a compensation expense equal to the amount of ordinary income recognized by the participant.

Section 162(m)

      Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Equity Plan has been structured with the intent that awards granted under the Equity Plan may meet the requirements for “performance-based” compensation under Code Section 162(m). To the extent granted at a fair market value exercise price, options granted under the Equity Plan are intended to qualify as “performance-based” under Section 162(m) of the Code.

Plan Benefits

      The number of awards that an employee may receive under the Equity Plan is in the discretion of the Board of Directors or the Compensation Committee and therefore cannot be determined in advance. As noted above, the Equity Plan provides a formula grant to non-employee directors, with each independent director receiving an option to purchase 15,000 shares of common stock at the time of initial election to the Board of Directors and an option to purchase 8,000 shares of common stock on the date of each subsequent annual meeting of stockholders (which would increase to 10,000 shares if the amended and restated Equity Plan is approved in Proposal 2). Other than these formula grants, the Compensation Committee has not made any determination to grant any shares to any persons under the Equity Plan as of the date of this proxy statement. The following table provides the aggregate number of shares subject to options granted during fiscal year 2003 under the Equity Plan.

Grants Under Equity Plan in 2003

Number of Shares
Underlying Options
Group	Granted

Mark D. Dankberg	—
Richard A. Baldridge	—
Robert L. Barrie	—
Stephen W. Cable	—
Gregory D. Monahan	—
All Executive Officers as a Group	34,500
All Non-Executive Officer Employees as a Group	776,749
All Non-Employee Directors as a Group	47,000

Compensation Plans

      The following table provides certain information as of March 31, 2003 about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans:

Equity Compensation Plan Information

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities		Under Equity
	to be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected
Plan Category	and Rights	and Rights	in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	4,934,764	$14.46	733,483
Equity compensation plans not approved by security holders(2)	115,353	$10.10	81,422

Total	5,050,117	$14.36	814,905

(1)	Consists of two plans: (a) our Equity Plan and (b) our Employee Stock Purchase Plan. Our Equity Plan provides for grants of stock options, restricted stock, stock appreciation rights, performance awards, deferred stock, stock payments and dividend equivalents. See below for a more detailed discussion of these plans.

(2)	Consists of the U.S. Monolithics, LLC 2000 Unit Incentive Plan. See below for a more detailed discussion of this plan.

      The 1996 Equity Participation Plan. In November 1996 we adopted The 1996 Equity Participation Plan of ViaSat, Inc. The Equity Plan provides for the grant to our executive officers, other key employees, consultants and non-employee directors of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock and performance awards. The Equity Plan currently provides for aggregate award grants of up to 6,100,000 shares. As of July 20, 2003, options to purchase an aggregate of 4,881,522 shares of common stock at prices ranging from $4.25 to $43.82 were outstanding under the Equity Plan.

      Employee Stock Purchase Plan. In November 1996 we established the ViaSat, Inc. Employee Stock Purchase Plan (“Purchase Plan”) to assist our employees in acquiring a stock ownership interest in our company and to encourage them to remain in our employment. The Purchase Plan is intended to qualify under Section 423 of the Code. The Purchase Plan permits our eligible employees to purchase our common stock at a discount through payroll deductions during specified six-month offering periods. The Compensation Committee administers the Purchase Plan. Currently, a maximum of 1,000,000 shares of common stock are authorized for issuance under the Purchase Plan. As of July 20, 2003, an aggregate of 730,306 of common stock at prices ranging from $3.83 to $21.20 had been issued under the Purchase Plan.

      U.S. Monolithics, LLC 2000 Unit Incentive Plan. In connection with our acquisition of U.S. Monolithics, LLC in 2002, options to purchase approximately 44,418 of our shares at a weighted average exercise price of $8.94 were assumed from the U.S. Monolithics, LLC 2000 Unit Incentive Plan (“USM Plan”). Our stockholders have not approved the USM Plan. The purpose of the USM Plan is to assist the employees of U.S. Monolithics (which is now operated as a wholly-owned subsidiary of ViaSat) in acquiring a stock ownership interest in our company and to encourage them to remain employees of U.S. Monolithics. The USM Plan authorizes the grant of non-qualified stock options and restricted stock covering an aggregate of 203,000 shares of our common stock. As of July 20, 2003, options to purchase an aggregate of 114,580 shares of common stock at prices ranging from $6.56 to $10.73 were outstanding under the USM Plan.

Vote Required; Recommendation of the Board of Directors

      The affirmative vote of a majority of votes cast at the meeting will be required to approve the Equity Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum but not counted for any purpose in determining whether this proposal has been approved.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE SECOND AMENDED AND RESTATED 1996 EQUITY PARTICIPATION PLAN OF VIASAT, INC. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

PERFORMANCE GRAPH

      The following graph shows the value of an investment of $100 in cash on March 31, 1998 in (1) ViaSat’s common stock, (2) The NASDAQ Telecommunications Index, (3) The NASDAQ Composite Index and (4) the S&P 600 Smallcap Index. The graph assumes that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future performance.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Our financial statements for the fiscal year ended March 31, 2003 have been examined by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has been engaged as ViaSat’s auditor since 1992. Representatives of PricewaterhouseCoopers LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire to do so. We will select independent accountants for the current year sometime after the annual meeting.

      Audit Fees. PricewaterhouseCoopers LLP’s billed fees for our annual audit and review of interim financial statements for the 2003 fiscal year were $411,791. Not included in this amount is a payment of $94,877 made during the 2003 fiscal year to PricewaterhouseCoopers LLP for the final billing for audit work related to its audit of our 2002 fiscal year financial statements.

      Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not render any professional services to us during the 2003 fiscal year with respect to financial information systems design and implementation.

      All Other Fees. PricewaterhouseCoopers LLP’s fees for all other professional services rendered to us during the 2003 fiscal year were $151,239, including audit related services of $16,100 and non-audit services of $135,139. Audit related services included fees for due diligence on acquisitions, SEC registration statement review and accounting consultations. Non-audit services included fees for tax consultation, tax preparation, and other consultations. The Audit Committee has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Except as indicated below, there were no material transactions, or series of similar transactions, since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which we are a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

      We have engaged DolphinSearch to perform certain electronic discovery services. These services are expected to total approximately $220,000. B. Allen Lay, a director of ViaSat, serves as a member of the Board of Directors of DolphinSearch. The engagement of DolphinSearch was pre-approved by the non-interested members of the Audit Committee.

SECTION 16(a) REPORTING

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, executive officers and beneficial owners of 10% or more of our common stock (“Reporting Persons”) are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the common stock. Based solely on our review of copies of such forms that we have received, or written representations from Reporting Persons, we believe that during the fiscal year ended March 31, 2003, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

      Any proposal of a stockholder of ViaSat intended to be presented at the next annual meeting of stockholders must be received by the Corporate Secretary of ViaSat not later than March 30, 2004 to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. In addition, if we have not received notice by June 15, 2004 of any matter a stockholder intends to propose for a vote at the next annual meeting of stockholders, then a proxy solicited by the Board of Directors may be voted on the matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting the proxy and without the matter appearing as a separate item on the proxy card.

OTHER MATTERS

      We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

MARK D. DANKBERG
Chairman of the Board,
President and Chief Executive Officer

Carlsbad, California

July 28, 2003

Appendix A

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

of the Audit Committee of ViaSat, Inc.

      This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of ViaSat, Inc. (the “Company”) on July 23, 2003.

I. Purpose

      The purpose of the Audit Committee (the “Committee”) is: (1) to assist the Board with its oversight responsibilities regarding (i) the integrity of the Company’s financial reporting process, system of internal controls, and financial statements and reports, and (ii) the Company’s compliance with finance-related legal and regulatory requirements; and (2) to be directly responsible for the appointment, compensation and oversight of the Company’s independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

      The Committee’s responsibility is limited to oversight. Although the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations. These are the responsibilities of management and the independent auditor.

      Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

      The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

      The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

      The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and the independent auditor.

      All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

      The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

      The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

     Interaction with the Independent Auditor

      1. Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

      2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

      3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company.In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

     Annual Financial Statements and Annual Audit

      4. Meetings with Management and the Independent Auditor.

(i) The Committee shall meet with management and the independent auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor: (a) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

      5. Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (a) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (b) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (c) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (a) all accounting policies and practices to be used that the independent auditor identifies as critical; (b) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

      6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

     Quarterly Financial Statements

      7. Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     Other Powers and Responsibilities

      8. The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

      9. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

      10. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

      11. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

      12. The Committee shall request assurances from management and the independent auditor that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

      13. The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

      14. The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

      15. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

      16. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

      17. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues arising with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

      18. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

      19. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

Appendix B

THE SECOND AMENDED AND RESTATED

1996 EQUITY PARTICIPATION PLAN
OF
VIASAT, INC.

      ViaSat, Inc., a Delaware corporation, adopted The 1996 Equity Participation Plan of ViaSat, Inc. (the “Plan”), effective October 24, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below). The following is an amendment and restatement of the Plan effective as of                     , 2003.

      The purposes of this Plan are as follows:

(1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of ViaSat, Inc. (the “Company”) by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I

DEFINITIONS

      1.1     General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

      1.2     Award Limit. “Award Limit” shall mean Five Hundred Thousand (500,000) shares of Common Stock.

      1.3     Board. “Board” shall mean the Board of Directors of the Company.

      1.4     Change in Control. “Change in Control” shall mean a change in ownership or control of the Company effected through either of the following transactions:

      (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

      (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

      1.5     Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

      1.6     Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 9.1.

      1.7     Common Stock. “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

      1.8     Company. “Company” shall mean ViaSat, Inc., a Delaware corporation.

      1.9     Corporate Transaction. “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

      (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

      (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

      (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

      1.10     Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.

      1.11     Director. “Director” shall mean a member of the Board.

      1.12     Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

      1.13     Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      1.14     Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      1.15     Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

      1.16     Grantee. “Grantee” shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

      1.17     Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

      1.18     Independent Director. “Independent Director” shall mean a member of the Board who is not an Employee of the Company.

      1.19     Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

      1.20     Option. “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

      1.21     Optionee. “Optionee” shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

      1.22     Performance Award. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

      1.23     Plan. “Plan” shall mean The 1996 Equity Participation Plan of ViaSat, Inc.

      1.24     QDRO. “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.25     Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VI of this Plan.

      1.26     Restricted Stockholder. “Restricted Stockholder” shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

      1.27     Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

      1.28     Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of this Plan.

      1.29     Stock Payment. “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

      1.30     Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      1.31     Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.32     Termination of Directorship. “Termination of Directorship” shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

      1.33     Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II

SHARES SUBJECT TO PLAN

      2.1     Shares Subject to Plan.

      (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.0001 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed Seven Million Six Hundred Thousand (7,600,000) and no more than Two Hundred Fifty Thousand (250,000) shares may be issued pursuant to Performance Awards, Stock Appreciation Rights, Deferred Stock, Dividend Equivalents, Stock Payments and Restricted Stock. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

      (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company’s Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

      2.2     Add-Back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III

GRANTING OF OPTIONS

      3.1     Eligibility. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

      3.2     Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      3.3     Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      3.4     Granting of Options.

      (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

(iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

      (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award; provided, however, except for adjustments permitted under Section 10.3 of the Plan, no Option shall be repriced or regranted through cancellation, or modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such Option.

      (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.

      (d) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (i) an Option to purchase Fifteen Thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering and (ii) an Option to purchase Ten Thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial public offering at which directors are elected to the Board. During the term of the Plan, a person who is initially elected to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase Fifteen Thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase Ten Thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election at which directors are elected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All of the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

ARTICLE IV

TERMS OF OPTIONS

      4.1     Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      4.2     Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

      4.3     Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that no Option shall have a term longer than ten (10) years from the date the Option is granted and in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) the term may not exceed five (5) years from such date if the Incentive Stock Option is granted. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

      4.4     Option Vesting.

      (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3% on each of the first, second and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

      (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

      (c) To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

      4.5     Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

ARTICLE V

EXERCISE OF OPTIONS

      5.1     Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

      5.2     Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

      (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

      (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

      (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

      (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion, (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan or other extension of credit from the Company when or where such loan or other extension of credit is prohibited by law.

      5.3     Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

      (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

      (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

      5.4     Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

      5.5     Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

      5.6     Limitations on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

      (a) The expiration of twelve (12) months from the date of the Optionee’s death;

      (b) the expiration of twelve (12) months from the date of the Optionee’s Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

      (c) the expiration of three (3) months from the date of the Optionee’s Termination of Directorship for any reason other than such Optionee’s death or his permanent and total disability, unless the Optionee dies within said three-month period; or

      (d) The expiration of ten (10) years from the date the Option was granted.

ARTICLE VI

AWARD OF RESTRICTED STOCK

      6.1     Award of Restricted Stock.

      (a) The Committee may from time to time, in its absolute discretion:

(i) Select from among the key Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

      (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

      (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

      6.2     Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

      6.3     Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the

Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

      6.4     Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

      6.5     Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

      6.6     Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder’s retirement, death or disability, or otherwise.

      6.7     Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

      6.8     Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE VII

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,

DEFERRED STOCK, STOCK PAYMENTS

      7.1     Performance Awards. Any key Employee or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

      7.2     Equivalents. Any key Employee or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

      7.3     Stock Payments. Any key Employee or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

      7.4     Deferred Stock. Any key Employee or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

      7.5     Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

      7.6     Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

      7.7     Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

      7.8     Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

      7.9     Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

      8.1     Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

      8.2     Coupled Stock Appreciation Rights.

      (a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

      (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

      (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

      8.3     Independent Stock Appreciation Rights.

      (a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

      (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

      8.4     Payment and Limitations on Exercise.

      (a) Payment of the amount determined under Sections 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

      (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

      8.5     Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

ARTICLE IX

ADMINISTRATION

      9.1     Compensation Committee. Prior to the Company’s initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      9.2     Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

      9.3     Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      9.4     Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE X

MISCELLANEOUS PROVISIONS

      10.1     Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s or Grantee’s will or under the then applicable laws of descent and distribution.

      10.2     Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, or the rules and regulations of any stock exchange or national market system on which the Common Stock is then listed. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation

Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

      (a) The expiration of ten years from the date the Plan is adopted by the Board; or

      (b) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 10.4.

      10.3     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

      (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

(iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

      (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee’s request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee’s rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

(ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

(iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

(iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event; and

(vii) None of the foregoing discretionary actions taken under this Section 10.3(b) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 10.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

      (c) Subject to Sections 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (d) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

      10.4     Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

      10.5     Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the minimum amounts required to be withheld.

      10.6     Loans. The Committee may, in its discretion, and to the extent permitted by law extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee. No loans will be made to key Employees if such loans would be prohibited by Section 402 of the Sarbanes-Oxley Act of 2002.

      10.7     Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

      10.8     Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

      10.9     Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      10.10     Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      10.11     Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

      10.12     Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

ViaSat, Inc.
6155 El Camino Real
Carlsbad, CA 92009

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 11, 2003

     The undersigned stockholder(s) of VIASAT, INC. hereby constitutes and appoints Mark D. Dankberg and Gregory D. Monahan, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of ViaSat to be held on September 11, 2003, and at any adjournment or postponement of the meeting, according to the number of shares of common stock of ViaSat that the undersigned may be entitled to vote, and with all powers that the undersigned would possess if personally present, as follows:

THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR
PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT,
UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

(continued on reverse side)

-FOLD AND DETACH HERE -

VIASAT, INC.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

PROPOSAL 1: Election of directors:

___FOR all nominees listed below (except as marked to the contrary below)	___WITHHOLD AUTHORITY to vote for all nominees listed below

Dr. Robert W. Johnson William A. Owens

(INSTRUCTION: To vote for all nominees listed above, mark the “FOR” box; to withhold authority for all nominees listed above, mark the “WITHHOLD AUTHORITY” box; and to withhold authority to vote for any individual nominee listed above, mark the “FOR” box and write the nominee’s name in the space provided below.)

PROPOSAL 2: To approve The Second Amended and Restated 1996 Equity Participation Plan of ViaSat, as described in the Notice of Annual Meeting and Proxy Statement.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

The undersigned revokes any prior proxy at the meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

Dated: _____________________________________ , 2003

(Signature(s) of Stockholders)

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIASAT, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED. THANK YOU.